SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report

(Date of earliest event reported) October 13, 2004

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

NEW JERSEY

(State or Other Jurisdiction of Incorporation)

1-11277	22-2477875
(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey 07470

(Address of Principal Executive Offices) (Zip Code)

(973) 305-8800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 13, 2004, Valley National Bancorp (“Valley”) issued a press release reporting 2004 third quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as Exhibit 99.

The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit

99	Press Release dated October 13, 2004

The Press Release disclosed in this Item 9.01 as Exhibit 99 shall be considered “furnished” but not “filed” pursuant to Item 2.02 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY NATIONAL BANCORP

By:	/s/ Alan D. Eskow
Alan D. Eskow Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: October 14, 2004

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EXHIBIT INDEX

Exhibit No.	Title
99	Press Release

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